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                                                                   EXHIBIT 10.21


                            SECOND AMENDMENT TO THE
              1995 PINKERTON PERFORMANCE AND EQUITY INCENTIVE PLAN


     Subject to and upon the approval of this Amendment by the stockholders at the 1996 Annual Meeting of Stockholders of Pinkerton's, Inc., the 1995 Pinkerton Performance and Equity Incentive Plan is hereby amended to replace in its entirety the first sentence of Section 4(a) - Maximum Number of Shares of Common Stock with the following sentence:

     The maximum number of shares of Common Stock in respect of which Awards may be granted under the Plan, subject to adjustment as provided in Section 15 of the Plan shall be Seven Hundred Fifty-four Thousand Four Hundred Fifty (754,450).

     IN WITNESS THEREOF, the undersigned authorized officer of Pinkerton's, Inc. certifies that the foregoing Amendment has been duly approved and adopted by the Board of Directors and the stockholders as of April 26, 1996.


                                PINKERTON'S, INC.


                                By: /s/ C. Michael Carter
                                    ----------------------------------
                                    C. Michael Carter
                                    Executive Vice President, General
                                    Counsel and Corporate Secretary